UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): January 28, 2010
CELGENE CORPORATION
(Exact name of registrant as specified in its charter)

Delaware	0-16132	22-2711928

(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

86 Morris Avenue, Summit, New Jersey	07901

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (908) 673-9000
(Former name or former address, if changed since last report.)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 2.02 RESULTS OF OPERATIONS AND FINANCIAL CONDITION.
On January 28, 2010, Celgene Corporation issued a press release announcing its financial results for its fiscal quarter and full-year ended December 31, 2009. A copy of this press release is attached hereto as Exhibit 99.1 and is incorporated herein by reference.
In accordance with General Instruction B.2 of Form 8-K, the information in this Current Report on Form 8-K, including Exhibit 99.1, that is furnished pursuant to this Item 2.02 shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that section, and shall not be incorporated by reference into any registration statement or other document filed under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such filing.
ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibit 99.1	Press Release dated January 28, 2010 announcing results for the quarter and full-year ended December 31, 2009.
This exhibit is furnished pursuant to Item 2.02 and shall not be deemed to be “filed.”
SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

CELGENE CORPORATION
Date: January 28, 2010	By:	/s/ David W. Gryska
David W. Gryska
Senior Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit No.	Description

99.1	Press Release dated January 28, 2010 announcing results for the quarter and full-year ended December 31, 2009.